SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund
(the “Fund”)

Supplement dated October 15, 2018 to the
Prospectus and Statement of Additional Information of the Fund,
each dated October 29, 2017, as amended

Loring Ward Holdings Inc., the parent company of LWI Financial Inc. (“LWI”), the investment adviser to the Fund, has agreed to be acquired by Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms that includes The Buckingham Family of Financial Services (the “Transaction”). Following the closing of the Transaction, LWI will join with an existing Focus subsidiary, BAM Advisor Services, LLC (“BAM”), which is part of The Buckingham Family of Financial Services. The closing of the Transaction is expected to be completed in the fourth quarter of this calendar year; however, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned or that the necessary conditions will be satisfied. If successful, the closing of the Transaction will result in a change of control of LWI (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the current Investment Advisory and Administrative Services Agreement between LWI and the Fund (the “Advisory Agreement”) contains a provision that the Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause the assignment of the Advisory Agreement and result in the automatic termination of the Advisory Agreement.

The Transaction is not expected to result in any material change in the day-to-day management of the Funds. LWI’s business is expected to continue to operate under BAM using the Loring Ward name. The Board of Trustees of the Fund (the “Board”) will consider the approval of an interim investment advisory agreement with BAM (the “Interim Advisory Agreement”) with respect to the Fund that will take effect immediately upon the closing of the Transaction. In reliance upon applicable rules under the 1940 Act, BAM will be permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the closing of the Transaction, and may do so without having received the prior approval of shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement are identical in all material respects to the current Advisory Agreement, including the rate of the investment advisory fee for the Fund. The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of the Fund approve the New Advisory Agreement (defined below).

At an in-person meeting to be held prior to the anticipated closing of the Transaction, the Board will consider the approval of a new investment advisory agreement with BAM (the “New Advisory Agreement”) with respect to the Fund. If approved by the Board, the New Advisory Agreement would also need to be approved by shareholders of the Fund at a special meeting of shareholders (the “Special Shareholder Meeting”), at which the Fund’s shareholders will be asked to consider the approval of the New Advisory Agreement (among other items, if any, as described in a forthcoming proxy statement). The terms and conditions of the New Advisory Agreement are expected to be identical in all material respects to the Advisory Agreement, including the rate of the investment advisory fee for the Fund. Under both the Interim Advisory Agreement and the New Advisory Agreement, there will not be any material changes to the Fund’s investment objective and principal investment strategies.

More detailed information about the Change of Control and the proposal(s) to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote to avoid the additional expense to the Fund of any future solicitations. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.